SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2006

                          GREEN MOUNTAIN CAPITAL INC.
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             (Exact Name of Registrant as Specified in Charter)

          Nevada                     001-14883              16-1728655
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)

         201 South Biscayne Boulevard, 28th Floor, Miami FL      06901
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            (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (917) 620-6401
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Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year.

      Effective September 22, 2006, the Board of Directors of Green Mountain Capital, Inc. ("we", "us" or the "Company") amended our By-Laws. The By-Laws were amended to delineate more accurately the functions and duties of our Chairman of the Board and of our Chief Executive Officer.

      Under the amended By-Laws, our Chairman of the Board presides at all meetings of the stockholders and of the Board of Directors, and is to perform such other duties and exercise such other powers as from time to time may be assigned to him by the Board of Directors. Our Chairman of the Board may from time to time be requested by the President to sign contracts, certificates and other instruments of the Company on the President's behalf subject to the powers assigned to the President. In the event of the President's incapacity to act, or in the event that a President has not been elected, our Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office. Our President is our Chief Executive Officer and has general supervision and control of the business, affairs and properties of the Company and its general officers, and is to see that all orders and resolutions of the Board of Directors are carried into effect. The amended By-Laws provide for a separate office of Chief Operating Officer of the Company, which office is currently vacant.

      Under our By-Laws prior to these amendments, our Chairman of the Board was the Chief Executive Officer of the Company and possessed the same power as the President to sign all contracts, certificates and other instruments of the Company authorized by the Board of Directors; and our President was the Chief Operating Officer of the Company with general supervision and control of the business, affairs and properties of the Company and its general officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.     Description
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3.3a    Bylaws, as amended September 22, 2006


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     GREEN MOUNTAIN CAPITAL INC.

                            By   /s/ Charlie Yiasemis
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                               Charlie Yiasemis, Chief Executive Officer

                               Date: September 27, 2006